Advances from the Federal Home Loan Bank	12 Months Ended
Jun. 30, 2018
Advances from the Federal Home Loan Bank [Abstract]
ADVANCES FROM THE FEDERAL HOME LOAN BANK

NOTE G - ADVANCES FROM THE FEDERAL HOME LOAN BANK

Advances from the Federal Home Loan Bank, collateralized at June 30, 2018 and 2017 by pledges of certain residential mortgage loans totaling $64.7 million and $65.3 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:

Maturing year ending June 30
(in thousands)
2019	$52,349
2020	189
2021	142
2022	107
2023	79
2024	59
2025	43
2026-2032	84
$53,052

At June 30, 2018 interest rates for advances were fixed ranging from 1.57% to 2.30%, with a weighted-average interest rate of 2.03%.

At June 30, 2017 interest rates for advances were fixed ranging from 0.81% to 6.20%, with a weighted-average interest rate of 1.29%.

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. Based on collateral composed of first mortgage loans and the Company’s holdings of FHLB stock, the Company was eligible to borrow up to $127.4 million as of June 30, 2018. In addition, we have the ability to borrow from the Federal Reserve Bank Discount Window. At June 30, 2018, based on home equity loans and share loans we had pledged collateral which would enable us to borrow up to $5.4 million.